UPDATE: RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.
TRANSFERABLE Rights Offering

West Palm Beach, FL– November 10, 2025 -- As announced in a press release dated October 7, 2025 (the “Prior Announcement”), the Board of Directors of the RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Fund”) (NYSE: OPP) has authorized and set the terms of an offering to the Fund’s common stockholders of rights to purchase additional shares of common stock of the Fund.

As supplementary notice, the offering’s expiration date is November 18, 2025. Financial intermediaries may have cut-off times to receive instructions with respect to the offering 1-3 business days prior to the expiration date. We encourage you to check with your financial intermediary’s Corporate Actions department to confirm their process for exercising your rights and their cut-off time.

Watch the Guide to OPP Rights Offering Video here.

The estimated subscription price would be $8.04 if the expiration date was Friday, November 7, 2025, based on a formula equal to 90% of the Fund’s last reported net asset value (NAV). The NAV per share used in the formula described above was $8.93. Details of the Fund’s offering can be read in the Prospectus Supplement dated October 21, 2025 here.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy.

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As detailed in the Prior Announcement, in this offering, the Fund issued transferable subscription rights (“Rights”) to its common stockholders of record as of October 24, 2025 (the “Record Date” and such stockholders, “Record Date Stockholders”) allowing the holder to subscribe for new shares of common stock of the Fund (the “Primary Subscription”). Record Date Stockholders received one Right for each share of common stock held on the Record Date. For every three Rights held, a holder of Rights may buy one new share of common stock of the Fund. Record Date Stockholders who exercise their Rights will not be entitled to distributions payable during October or November 2025 on these shares. The Rights are listed and tradable on the New York Stock Exchange (“NYSE”). Rights began trading on a “When Issued” basis under the ticker OPP RTWI on October 23, 2025, and began “Regular Way” trading under the ticker OPP RT on October 30, 2025.

Record Date Stockholders who fully exercise all Rights initially issued to them in the Primary Subscription will be entitled to buy those shares of common stock that are not purchased by other Record Date Stockholders.

The subscription price per share of common stock will be determined based upon a formula equal to 90% of the reported net asset value or 95% of the market price per share of common stock, whichever is higher on the Expiration Date (as defined below). Market price per share of common stock will be determined based on the average of the last reported sales price of a share of common stock on the NYSE for the five trading days preceding (and not including) the Expiration Date. The subscription period will expire on November 18, 2025, unless extended by the Board (the “Expiration Date”).

The rights offering will be made pursuant to the Fund’s currently effective shelf registration statement on file with the Securities and Exchange Commission (“SEC”) and only by means of a prospectus supplement and accompanying prospectus. A final prospectus supplement and accompanying prospectus will be filed with the SEC but has not been filed as of the date of this release. The Fund expects to mail subscription certificates evidencing the subscription rights and a copy of the prospectus supplement and accompanying prospectus for the rights offering shortly following the Record Date. These securities described in this release may not be sold nor may offers to purchase be accepted prior to the time the prospectus supplement and accompanying prospectus are filed with the SEC.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

The investment objective of the Fund is current income and overall total return. The Fund had approximately $212.3 million of total net assets and 23.8 million shares of common stock outstanding as of September 30, 2025.

The Fund is a closed-end fund and does not continuously issue stock for sale as open-end mutual funds do. The Fund now trades in the secondary market. Investors wishing to buy or sell stock need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market value.

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the shares of common stock, you should consider the risks as well as the other information in the prospectus.

Past performance is no guarantee of future results.

Investors should read the prospectus supplement and accompanying prospectus, when available, and consider the investment objective, risks, fees, and expenses of the Fund carefully before investing. To obtain a copy of the prospectus supplement and accompanying prospectus, when available, visit www.rivernorth.com or call 844.569.4750. Please read them carefully before investing.

RiverNorth Capital Management, LLC

RiverNorth Capital Management, LLC (“RiverNorth”) is an independent investment manager and closed-end fund expert specializing in opportunistic strategies and structures built to exploit market inefficiencies. Founded in 2000, RiverNorth manages $5.0 billion1 of assets in registered funds, private funds, and separately managed accounts.

Contact

RiverNorth CEF Investor Relations

800-646-0148, Option 1

CEF@rivernorth.com

[1]	As of September 30, 2025. Firm AUM reflects Managed Assets which includes the effects of leverage and investments in affiliated funds.

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